UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

(Exact name of registrant as specified in its charter)

New York	000-55705	13-3690700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 Madison Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 578-9500

(Registrant’s telephone number, including area code)

First MetLife Investors Insurance Company

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Superintendent of Financial Services of the State of New York approved an amendment to the Charter and an amendment and restatement of the By-Laws of Brighthouse Life Insurance Company of NY (the “Company”), previously approved by the Company’s Board of Directors, rendering them effective. The amendments changed the name of the Company from First MetLife Investors Insurance Company to Brighthouse Life Insurance Company of NY as of March 6, 2017. Copies of the Charter amendment and the Amended and Restated By-Laws are filed as Exhibit 3.1 and Exhibit 3.2 to this report, respectively.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

3.1	Certificate of Amendment of Charter of First MetLife Investors Insurance Company

3.2	Amended and Restated By-Laws of Brighthouse Life Insurance Company of NY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

By:	/s/ D. Burt Arrington
Name:	D. Burt Arrington
Title:	Vice President and Secretary

Date: March 6, 2017

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

3.1	Certificate of Amendment of Charter of First MetLife Investors Insurance Company

3.2	Amended and Restated By-Laws of Brighthouse Life Insurance Company of NY